Litigation, Contractual Commitments and Contingent Liabilities (Notes)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Litigation
Litigation, Contractual Commitments and Contingent Liabilities
Litigation
Caesars is party to ordinary and routine litigation incidental to our business. We do not expect the outcome of any such litigation to have a material effect on our consolidated financial position, results of operations, or cash flows, as we do not believe it is reasonably possible that we will incur material losses as a result of such litigation.
Noteholder Disputes
Beginning in 2014, CEC was party to a number of lawsuits (the “Noteholder Lawsuits”) relating to the enforceability of certain CEC financial guarantees of CEOC debt obligations. More specifically, seven lawsuits were filed by certain secured or unsecured creditors against CEC (originally also against others) in federal and state courts in New York and Delaware, and one lawsuit was initiated by CEC against certain creditors in New York state court, each seeking judicial determinations of CEC’s liability, if any, for its refusal to pay creditors under various parental guarantees that supported particular CEOC indebtedness. In October 2017, following the Effective Date, each of these Noteholder Lawsuits was dismissed, with prejudice.
Report of Bankruptcy Examiner
With the effectiveness of the CEOC reorganization plan, matters relating to the Report of Bankruptcy Examiner have now been resolved.
Employee Benefit Obligations
CEC and CEOC have been engaged in a number of actions and proceedings (the “Hilton Actions”) with Hilton Hotels Corporation (“Hilton”), the Plan Administrator of the Hilton Hotels Retirement Plan (the “Hilton Plan”), and a representative of the Plan Administrator (together with Hilton and the Plan Administrator, the “Hilton Parties”) relating to amounts to be paid to the Hilton Plan in connection with an Employee Benefits and Other Employment Allocation Agreement dated December 31, 1998 (the “Allocation Agreement”).
On June 9, 2016, CEC, CEOC and the Hilton Parties entered into a settlement of the claims in the Hilton Actions (the “Settlement Agreement”), which was approved by the CEOC Bankruptcy Court on July 19, 2016. Under the Settlement Agreement, Hilton received a general unsecured claim in CEOC’s bankruptcy case for an amount equal to $51 million plus 31.75% of amounts paid by Hilton to the Hilton Plan due after July 16, 2016. In addition, for periods following the Effective Date of the Plan, CEC assumed certain of CEOC’s obligations under the Allocation Agreement and Hilton turned over to CEC the distributions on account of $25 million of Hilton’s claim in the CEOC bankruptcy, minus an amount for reimbursement of Hilton’s costs and expenses. The settlement amount was fully accrued in liabilities subject to compromise at CEOC, which was acquired by CEC on the Effective Date.
Pursuant to the Settlement Agreement and the occurrence of the Effective Date, the Hilton Actions were dismissed with prejudice. In addition, with CEC’s consent, Hilton sold its claim in the CEOC bankruptcy and turned over to CEC the proceeds from the sale of CEC’s portion of Hilton’s claim minus the reimbursement of Hilton’s costs and expenses. CEC received these net sale proceeds, totaling approximately $12 million in the fourth quarter of 2017, of which $7 million was recorded in Deferred credits and other liabilities and $5 million was recorded in Accrued expenses and other current liabilities on the Balance Sheet at December 31, 2017.
National Retirement Fund
Five indirect subsidiaries of CEC which were required to make contributions to the National Retirement Fund’s (“NRF’s”) legacy plan (the “Five Employers”) and the members of the Five Employers’ controlled group have been engaged in a number of actions, proceedings and appeals with the NRF, its fund manager, and its board of trustees (the “NRF Litigations”) arising out of the January 2015 vote of a majority of the NRF’s trustees to expel the Five Employers from the NRF’s legacy plan.
On March 13, 2017, CEC, CERP, CEOC (on behalf of itself and each of the Debtors and its other direct and indirect subsidiaries), the Five Employers, the NRF, the NRF’s legacy plan, the NRF’s trustees, and others entered into a Settlement Agreement (the “NRF Settlement Agreement”). Under the NRF Settlement Agreement, on the Effective Date, CEC paid $45 million to the NRF (the “NRF Payments”) and mutual releases between the CEC-affiliated parties and the NRF-affiliated parties to the NRF Settlement Agreement became effective. Promptly after the Effective Date, each of the actions, proceedings and appeals relating to the NRF Litigations was dismissed with prejudice.
As of December 31, 2016, with respect to the NRF Payments, the Company had accrued $30 million related to the litigation settlement, the legal fee reimbursement, and the withdrawal liability in Accrued expenses and other current liabilities on the Balance Sheets. The portion of the NRF Payments related to contributions of $15 million was accounted for as a prepayment toward future pension contributions and recorded in Deferred charges and other assets at December 31, 2017 on the Balance Sheet.
Contractual Commitments
NV Energy
In September 2017, we filed our final notice to proceed with our plan to exit the fully bundled sales system of NV Energy for our Nevada casino properties and purchase energy, capacity, and/or ancillary services from a provider other than NV Energy. The transition to unbundle electric service was completed in the first quarter of 2018 (the “Cease-Use Date”). As a result of our decision to exit, an order from the Public Utilities Commission of Nevada required that we pay an aggregate exit fee of $48 million. These fees are payable over three to six years at an aggregate present value of $38 million as of December 31, 2017 and are recorded in Accrued expenses and other current liabilities and Deferred credits and other liabilities on the Balance Sheets, with a corresponding expense recognized in Other operating costs in the Statements of Operations.
For six years following the Cease-Use Date, we will also be required to make ongoing payments to NV Energy for non-bypassable rate charges, which primarily relate to each entity’s share of NV Energy’s portfolio of renewable energy contracts and the costs of decommissioning and remediation of coal-fired power plants. Total fees to be incurred are estimated to be $30 million, with an estimated present value of $26 million. The present value of the liability will be recorded during the first quarter of 2018 as of the effective date of the transition and will be adjusted in the future if actual fees incurred differ from our estimates.
Golf Course Properties
Concurrently with the execution of the CEOC LLC Leases with VICI described in Note 10, certain Golf Course Properties were sold to VICI. CEOC LLC entered into a Golf Course Use Agreement with VICI over a 35-year term, pursuant to which we incur (i) an annual payment of $10 million subject to escalation, (ii) an annual use fee of $3 million, subject to escalation beginning in the second year, and (iii) per-round fees. All of these payments are guaranteed by CEC. The Golf Course Use Agreement was determined not to be a lease.
Our obligation to make $10 million in annual payments under the Golf Course Use Agreement exceeds the fair value of services being received. Management recorded an obligation equal to the fair value of these payments. As of December 31, 2017, the obligation of $142 million is reflected in Deferred credits and other liabilities on our Balance Sheet.
The obligation will be amortized using the effective interest method over the term of the Golf Course Use Agreement which continues through October 2052. The amortization on this obligation for the year ended December 31, 2017 was immaterial and reflected in Interest expense in our Statement of Operations.
VICI Leases
Under the CEOC LLC Leases, we are required to spend $100 million in capital expenditures annually and $495 million for every three-year period. Under the HLV Lease, we are required to spend $171 million in capital expenditures for the period from January 1, 2017 through December 31, 2021, and thereafter, spend an amount equal to at least 1% of Harrah’s Las Vegas net revenue for the prior lease year.
Tribal Casino Management Contracts
The agreements pursuant to which we manage casinos on Indian lands contain provisions required by law that provide a minimum monthly payment that must be made to the tribe. That obligation has priority over scheduled repayments of borrowings for development costs and over the management fee earned and paid to the manager. In the event that insufficient cash flow is generated by the operations to fund this payment, we must pay the shortfall to the tribe. Subject to certain limitations as to time, such advances, if any, would be repaid to us in future periods in which operations generate cash flow in excess of the required minimum payment. These commitments will terminate upon the occurrence of certain defined events, including termination of the management contract. Our aggregate monthly commitment for the minimum guaranteed payments, pursuant to contracts for the four managed, Indian-owned facilities is approximately $1 million. Each of these casinos currently generates sufficient cash flows to cover all of its obligations, including its debt service.
Resolution of Disputed Claims
Prior to the Effective Date, CEOC’s financial statements included amounts classified as liabilities subject to compromise, which represented estimates of pre-petition obligations impacted by the Chapter 11 reorganization process. These amounts represented the Debtors’ then-current estimate of known or potential pre-petition obligations to be resolved in connection with CEOC’s emergence from bankruptcy.
Following the Effective Date, actions to enforce or otherwise affect repayment of liabilities preceding January 15, 2015 (the “Petition Date”), as well as pending litigation against the Debtors related to such liabilities, generally have been permanently enjoined. Any unresolved claims will continue to be subject to the claims reconciliation process under the supervision of the Bankruptcy Court. CEOC LLC will continue the process of reconciling such claims to the amounts listed by the Debtors in their schedules of assets and liabilities, as amended. Claims that remain unresolved total approximately $112 million, which is an estimate based upon management’s best estimate of the likely claim amounts that the Bankruptcy Court will ultimately allow and is less than the actual amount submitted by each claimant, an aggregate total of approximately $855 million as of December 31, 2017.
Pursuant to the Plan, CEC and CEOC deposited cash, CEC common stock, and CEC Convertible Notes into an escrow trust to be distributed to unsecured claims (excluding debt claims) as they become allowed. As claims are resolved, the claimants receive distributions of CEC common stock, cash or cash equivalents, and/or CEC Convertible Notes from the reserves on the same basis as if such distributions had been made on or about the Effective Date. To the extent that any of the reserved shares, cash, and convertible notes remain undistributed upon resolution of the remaining disputed claims, such amounts will be returned to CEC.
As of December 31, 2017, approximately $54 million in cash, 9 million shares of CEC common stock, and $35 million in principal value of CEC Convertible Notes remain in reserve for distribution to holders of disputed claims whose claims may ultimately become allowed in the escrow trust. The CEC common stock and CEC Convertible Notes held in the escrow trust are treated as not outstanding in CEC’s consolidated financial statements. We estimate that the number of shares, cash, and CEC Convertible Notes reserved is sufficient to satisfy the Debtors’ obligations under the Plan.